AURORA ACQUISITION CORP. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail Vote by Internet - Q U I C K    E A S Y  FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED  INTERNET – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ auroraacquisition/sm2023 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on August 10, 2023. The undersigned hereby appoints Arnaud Massenet as proxy, with the power to appoint his substitute, and hereby authorizes him to represent and to vote, as designated on the reverse side of this ballot, all of the shares that the undersigned is entitled to vote at the special meeting of Aurora Acquisition Corp., a Cayman Islands exempted company (the “Company”) to be held on August 11, 2023, at 9:30 a.m., Eastern Time at the offices of Ropes & Gray LLP, 1211 Avenue of the Americas, New York, NY 10036-8704, or virtually via live webcast at https://www.cstproxy.com/auroraacquisition/sm2023, and any adjournment or postponement thereof (the “Special Meeting”). The undersigned acknowledges receipt of the enclosed proxy statement and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED “FOR” ALL PROPOSALS. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side) THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF AURORA ACQUISITION CORP. FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON AUGUST 11, 2023

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on August 11, 2023. This notice of Special Meeting of Stockholders and accompanying Proxy Statement are available at: https://www.cstproxy.com/auroraacquisition/sm2023 CONTROL NUMBER Signature______________________________Signature, if held jointly__________________________________Date_____________, 2023 Note: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. When Shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or another authorized officer. If a partnership, please sign in partnership name by an authorized person. 1. The BCA Proposal — to consider and vote upon a proposal to approve by ordinary resolution and adopt the Agreement and Plan of Merger, dated as of May 10, 2021, as amended on October 27, 2021, November 9, 2021, November 30, 2021, August 26, 2022, February 24, 2023 and June 23, 2023 (as the same may be further amended, the “Merger Agreement”), by and among Aurora Acquisition Corp. (“Aurora”), Aurora Merger Sub I, Inc. (“Merger Sub”), and Better Holdco, Inc., a Delaware corporation (“Better”). The Merger Agreement provides for, among other things, the mergers of (x) Merger Sub with and into Better, with Better surviving the merger as a wholly owned subsidiary of Aurora (the “First Merger”), and (y) Better with and into Aurora, with Aurora surviving the merger (the “Second Merger” and, together with the First Merger, the “Mergers”), in each case, in accordance with the terms and subject to the conditions of the Merger Agreement (the “BCA Proposal”).” 2. The Domestication Proposal — to consider and vote upon a proposal to approve by special resolution, the change of Aurora’s jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and, together with the Mergers, the “Business Combination”) (the “Domestication Proposal”). 3. Organizational Documents Proposals — to consider and vote upon the following four separate proposals (collectively, the “Organizational Documents Proposals”) to approve by special resolution Aurora’s Amended and Restated Memorandum and Articles of Association being amended and restated by the deletion in their entirety and the substitution in their place of the proposed new certificate of incorporation (“Proposed Certificate of Incorporation”) and the proposed new bylaws (“Proposed Bylaws”), together with the following material differences between Aurora’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”) and the Proposed Certificate of Incorporation and the Proposed Bylaws of Better Home & Finance Holding Company (a corporation incorporated in the State of Delaware), and the filing with and acceptance by the Secretary of State of Delaware of the certificate of domestication in accordance with Section 388 of the Delaware General Corporation Law (the “DGCL”): 3a. Organizational Documents Proposal A — to authorize by ordinary resolution the change in the authorized share capital of Aurora from 500,000,000 Class A ordinary shares, par value $0.0001 per share, 50,000,000 Class B ordinary shares, par value $0.0001 per share (the “Aurora Class B ordinary shares”), and 5,000,000 preference shares, par value $0.0001 per share, to 1,800,000,000 shares of Class A common stock, par value $0.0001 per share (the “Better Home & Finance Class A common stock”), 700,000,000 shares of Class B common stock, par value $0.0001 per share (the “Better Home & Finance Class B common stock”), 800,000,000 shares of Class C common stock, par value $0.0001 per share (the “Better Home & Finance Class C common stock”), and 100,000,000 shares of preferred stock, par value $0.0001 per share (the “Better Home & Finance preferred stock”); 3b. Organizational Documents Proposal B — to authorize by ordinary resolution the board of directors of Better Home & Finance to issue any or all shares of Better Home & Finance preferred stock in one or more classes or series, with such terms and conditions as may be expressly determined by the Board and as may be permitted by the DGCL; 3c. Organizational Documents Proposal C — to provide by ordinary resolution that (i) holders of shares of Better Home & Finance Class A common stock will be entitled to cast one vote per share of Better Home & Finance Class A common stock, (ii) holders of shares of Better Home & Finance Class B common stock will be entitled to cast three votes per share of Better Home & Finance Class B common stock and (iii) holders of shares of Better Home & Finance Class C common stock will not be entitled to vote and will not have any voting rights other than as provided by applicable law or the Proposed Certificate of Incorporation, as applicable, on each matter properly submitted to Better Home & Finance shareholders entitled to vote; and 3d. Organizational Documents Proposal D — to authorize by ordinary resolution all other changes in connection with the replacement of the Cayman Constitutional Documents with the Proposed Certificate of Incorporation and Proposed Bylaws as part of the Domestication, including (1) changing the corporate name from “Aurora Acquisition Corp.” to “Better Home & Finance Holding Company” in connection with the Business Combination, (2) making Better Home & Finance’s corporate existence perpetual, (3) adopting Delaware as the exclusive forum for certain stockholder litigation, (4) opting out of the provisions of Section 203 of the DGCL and (5) removing certain provisions related to Aurora’s status as a blank check company that will no longer be applicable upon consummation of the Business Combination, all of which Aurora’s board of directors believes is necessary to adequately address the needs of Better Home & Finance after the Business Combination. 4. Director Election Proposal — for holders of Aurora Class B ordinary shares, to consider and vote upon a proposal by ordinary resolution, assuming the BCA Proposal, the Domestication Proposal and the Organizational Documents Proposals are approved, to elect seven directors who, upon consummation of the Business Combination, will be the directors of Better Home & Finance (this proposal is referred to herein as the “Director Election Proposal”). (1). Harit Talwar (2). Vishal Garg (3). Michael Farello (4). Steven Sarracino (5). Riaz Valani (6). Prabhu Narasimhan (7). Arnaud Massenet AGAINST ALL NOMINEES FOR ALL NOMINEES EXCEPT FOR ALL NOMINEES (Instruction: To withhold authority to vote for any individual nominee(s), mark “For All Nominees Except” and write the number(s) of the nominees on the line below.) ____________________________________________________________ 5. The Stock Issuance Proposal — to consider and vote upon a proposal to approve by ordinary resolution the issuance of shares of Better Home & Finance Class A common stock, Better Home & Finance Class B common stock and/or Better Home & Finance Class C common stock, as applicable, to (a) the Pre-Closing Bridge Investors, including the Sponsor, pursuant to (i) the Pre-Closing Bridge Financing (as defined in the accompanying proxy statement) and (ii) the issuance of the shares of Better Home & Finance Class A common stock upon the conversion of the Post-Closing Convertible Notes, (as defined in the accompanying proxy statement), (b) the Sponsor in connection with its commitment to subscribe for and purchase common stock of Better Home & Finance Holding Company pursuant to the Limited Waiver (as defined in the accompanying proxy statement) and (c) the Better Stockholders pursuant to the Merger Agreement. 6. The Incentive Equity Plan Proposal — to consider and vote upon a proposal to approve by ordinary resolution the 2023 Incentive Equity Plan. 7. The ESPP Proposal — to consider and vote upon a proposal to approve by ordinary resolution the 2023 Employee Stock Purchase Plan 8. The Adjournment Proposal — to consider and vote upon a proposal to approve the adjournment of the extraordinary general meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of one or more proposals at the extraordinary general meeting. THE SHARES REPRESENTED BY THE PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, UNLESS SUCH AUTHORITY IS WITHHELD ON THIS PROXY CARD, THE PROXIES WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION PROXY CARD — AURORA ACQUISITION CORP. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL PROPOSALS. Please mark your votes like this X FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN